



NeoStem, Inc. ("NBS")

Investor Presentation

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM

August 2011

Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NeoStem, Inc. and its subsidiaries (collectively, the "Company"), or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and grow the businesses at home and abroad, including with regard to the Company's research and development efforts in cellular therapy, its adult stem cell and umbilical cord blood collection, processing and storage business, contract manufacturing and process development of cellular based medicines, and the pharmaceuticals manufacturing operations conducted in China, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the role of VSEL™ Technology in that future and the potential revenue growth of such businesses, are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements, including with respect to the successful execution of the Company's strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate the Company's acquired businesses successfully and grow such acquired businesses as anticipated; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) our ability to successfully divest our 51% ownership of our Erye subsidiary; (xii) factors regarding our business and initiatives in China and, generally, regarding doing business in China, including through our variable interest entity structure, including (a) costs related to funding these initiatives, (b) the successful application under Chinese law of the variable interest entity structure to the Company's business, which structure the Company is relying on to conduct its business in China, (c) the ability to integrate the Company and the business operations in China successfully and grow such integrated businesses as anticipated, (d) the need for outside financing to meet capital requirements, and (e) the ability of the Company to realize on its investment in Erye through distributions, divestiture or other strategic alternatives; and (xiii) other risk factors disclosed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings."

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

The contents of this PowerPoint presentation reflect the proposed merger of Amorcyte, Inc., a clinical stage therapeutics company pursuing cell-based therapies for cardiovascular diseases, with and into a wholly-owned subsidiary of NeoStem. NeoStem and Amorcyte entered into a definitive merger agreement on July 13, 2011. Important factors that might cause a difference relating to the Amorcyte merger include, but are not limited to, failure to obtain the necessary approvals of the stockholders of NeoStem and Amorcyte; NeoStem's or Amorcyte's inability to satisfy the conditions of the merger agreement; costs related to the merger; the inability to integrate the Company's and Amorcyte's businesses successfully; the need for outside financing to meet capital requirements; the highly speculative nature of therapeutics companies and risks related to clinical development activities; other events and factors described above and in a Form 8-K filed with the SEC on July 14th, 2011.

Investment Highlights

- PCT - a leading cell therapy developer and contract manufacturer
- Robust proprietary product pipeline
  - AMR-001 for AMI entering Phase 2 & CHF entering Phase 1
  - Athelos 001 entering Phase 1 in GvHD
  - Athelos 002 entering Phase 1 in Asthma and Diabetes
- Adult stem cell technology platform, VSEL™, with multiple regenerative product opportunities
- Commercializing MSCs in China through a growing network of hospital partnerships
- Pursuing divestiture of 51% ownership interest of Suzhou Erye
- Experienced management team

Leader in Cell Therapy Development and Contract Manufacturing

In January 2011, completed the acquisition of Progenitor Cell Therapy (PCT) adding market leading manufacturing and regulatory expertise as well as proprietary therapeutics

- CMO - manufacturing, regulatory and commercialization expertise for therapeutics development
- East Coast, West Coast and Asian cGMP manufacturing facilities is an attractive footprint for CMO clients and NeoStem's own development needs
- "Who's who" list of the cell therapy industry's top clients
- Developed the manufacturing process for Provenge
- Founded Athelos (T-reg programs) and Amorcyte (AMI and CHF programs)
- As the products of PCT's clients advance through clinical development and commercialization, revenues will grow and generate free cash flow

Cell Therapy Industry

Revenue Potential: Grows as Client's Product Advances

	Phase 2		Phase 3		Commercial	
Client A	Patients	Revenue	Patients	Revenue	Patients	Revenue
Oncology	25	$625,000	100	$2,000,000	30,000	$450,000,000

Amorcyte Acquisition

- $10 million of NBS common stock
- $2 million of warrants
- $6 million of NBS vesting upon achievement of AMR-001 milestones
    - 33% upon completion of Phase 2 clinical trial
    - 33% upon satisfaction of the Phase 2 Primary Endpoint
    - 33% upon Phase 3 readiness



AMR-001 – Preservation of Heart Muscle Function and Decrease in MACE

An autologous bone marrow derived pharmaceutical grade product enriched for CD34$^+$CXCR4$^+$ cells intended to preserve heart muscle function and limit MACE following acute myocardial infarction.

- Homogeneous and highly purified cell population enriched for CD34$^+$CXCR4$^+$ cells
- Confirmed mechanism of action
- Threshold dose for efficacy established
- Infusion in 6-10 days post AMI - within the critical time frame for repair
- Active cell population defined by response to a hypoxic environment
- Phase 2 to start 1Q12

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

Cell Type: $CD34^{+}CXCR4^{+}$ Cells are a Natural Repair Mechanism

The body attempts to rescue damaged tissue to prevent ventricular remodeling:

- A distress signal (HIF) is induced by hypoxia in the peri-infarct zone
- HIF induces synthesis of SDF and VEGF, which mobilize $CD34^{+}CXCR4^{+}$ cells
- The mobilized cells are trophic to the peri-infarct zone, <u>preventing apoptosis and effecting neoangiogenesis</u>



CD34+/CXCR4+
SDF Gradient
CD34+ cell laying down new blood vessels

AMR-001: Highly purified ($CD34^{+}$) and active ($CXCR4^{+}$) cell population

Clear Unmet Medical Need for AMI Patients

20% (160,000 annually in US) of MI patients **experience progressive deterioration in heart muscle function** (↓ LVEF, ↑ ESV, ↓ LVWM) and an increase in Major Adverse Cardiac Events (MACE)

- Premature Death
- Recurrent Myocardial Infarction
- Congestive Heart Failure

Inadequate perfusion (microvascular insufficiency) leading to hibernating cardiomyocytes and progressive cardiomyocyte loss due to apoptosis


Infarct extension due to apoptosis of hibernating myocardium
Peri-Infarct Zone
Infarcted Zone

A solution to fill the treatment gap is needed to:

- **Improve microvascular density** (perfusion) to rescue at-risk cardiomyocytes from hibernation and apoptosis
- **Preserve heart muscle function**
- **Prevent downstream MACE**
- **Improve QOL & longevity**

References:
American Heart Association
Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

AMR-001 Phase 1 Clinical Trial Protocol

Indication	Post-AMI with LVEF ≤50% and Wall Motion Abnormality in the myocardium of the IRA
Primary Endpoint	Safety in post-AMI Patients
Other Endpoints	RTSS (Perfusion); LVEF; ESV; SDF Mobility
Key Inclusion Criteria	Confirmation of ST Elevation MI; Ejection fraction ≤ 50%
Dosing Frequency	Single dose
Groups and Randomization	3 dose cohorts (5,10,15 Million) (randomized 1:1)
Number of Subjects	N=31
Number of Sites	4
Geography	United States
Trial Duration	6 months

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

Dose Response Established

Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells



10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
0.00E+00
5.00E+05
1.00E+06
1.50E+06
2.00E+06
2.50E+06
3.00E+06
Δ Infarct % LVmass
R² = 0.4971

Increasing doses of AMR-001 reduced the size of the infarct region

Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells



400
200
0
-200
-400
-600
-800
-1000
0.00E+00
5.00E+05
1.00E+06
1.50E+06
2.00E+06
2.50E+06
3.00E+06
3.50E+06
Δ RTSS
R² = 0.4539

Increasing doses of AMR-001 reduced RTSS (hypoperfusion)

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

Threshold Dose for Efficacy Established

RTSS (Hypoperfusion)				
Cohort	Base Line	6 months	Delta	% Change
Control	259.0	273.5	+14.5	**+5.6**
5 M	714.2	722.0	+7.8	**+1.1**
10 M	998.6	635.8	-362.8	**-36.4**
15 M	584.0	462.0	-122.0	**-20.9**

Patients dosed >= the threshold dose of 10 million cells showed significant improvement in perfusion

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

Subgroup Analyses:
Additional Cardiac Function Test Results

RTSS (Hypoperfusion)

	6 month			
	Base Line	6 Mo.	Δ	% Δ
Below Threshold	385.4	398.1	+12.6	+3.3
Above Threshold	814.3	558.6	-255.8	-31.4 (p=0.01)*

Ejection Fraction

	6 month			
	BL	6 Mo.	Δ%	% Δ
Below Threshold	51.0	51.8	0.7	+1.3
Above Threshold	48.2	52.7	+4.5	+9.4

End Systolic Volume

	6 month			
	BL	6 Mo.	Δml	% Δ
Below Threshold	77.7	81.3	+3.6	+4.6
Above Threshold	94.1	88.4	-5.7	-6.1

Drop in Ejection Fraction



Above Threshold
30%
40%
0%
0%
Control
5
10
15

GROUPS POOLED:
BELOW THRESHOLD = 5 & CONTROL
ABOVE THRESHOLD = 10 & 15

The overall composite data and individual scores (EF) support potential best in class product

* change in 10/15 group significant compared to 5M/Control

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

13

Serious Adverse Events

	All Treated (N=15)	Control Group (N=15)
SAEs before hospital discharge		
Acute stent thrombosis	1	0
Death	1	0
SAEs at 1 year follow up		
Re-hospitalization for heart failure	1	0
Cerebral infarction	0	1
Chest pain requiring admission	1	1
Chronic myeloid leukemia	1	0
In-stent restenosis resulting in revascularization	2	1
Septic thrombophlebitis	0	1
Total SAEs	7	4

None of the SAEs were judged by investigators to be treatment related

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

Phase 2 Clinical Plan

Indication	Post-AMI Preservation of Cardiac Function
Primary Endpoint	Increased Cardiac Perfusion (RTSS) measured by SPECT and preservation of LVEF by CMR
Other Endpoints	Reduction in cumulative MACE at 12 months and 18 months, KCCQ & SAQ improvement
Dosing Frequency	Single dose
Dosing and Randomization	Minimum dose for release $\geq$10 M cells Randomized 1:1 treatment to sham placebo control
Number of Subjects	150 patients
Number of Sites	25
Geography	United States
Trial Duration	PEs read out at 18 months (12 months enrollment and 6 months treatment) MACE read outs at end of 12, 18, 24 and 36 months post-treatment

T-reg Cells - Restoring Immune Balance

- Immune mediate diseases such as GVHD, autoimmune diseases and allergic diseases are a result of imbalance between T effector cells and T regulatory cells (T-reg)
- T-reg therapy represents a novel approach for restoring immune balance by enhancing T-regulatory cell number and function
- T-reg cells are collected by apheresis, **isolated using surface markers (for example: CD4+, CD25+, FoxP3+), activated and expanded** *ex vivo* approximately 500 fold in 20 days[1]
- Partnership with Becton Dickinson which owns 20% of the Athelos subsidiary
- Phase 1 work is ongoing globally under several independent physician INDs, results of which will guide NeoStem's future clinical direction
- NeoStem Phase 1 trials set for 2012
  - Athelos 001 - a cord blood or peripheral blood derived T-reg to prevent and treat GvHD and solid organ rejection
  - Athelos 002 - a peripheral blood derived T-reg for autoimmune disease such as asthma and diabetes

1) Chai, Jian-Guo et al, Journal of Immunology 2008; 180;858-869

VSEL™ Pluripotent Adult Stem Cells

- VSEL™ (Very Small Embryonic-Like) Technology is NeoStem's proprietary adult stem cell technology platform
- Believed to be naturally pluripotent – no manipulation required
- iPSCs (Induced Pluripotent Stem Cells) are recognized as manipulated and destroyed by the immune system (even as an autologous product)
- VSEL™s have been shown in animal research to home to sites of injury, up-regulate angiogenesis, down-regulate inflammation ("the Paracrine Effect"), BUT, importantly, go one step further and differentiate into target cell types
- VSEL™s are unique versus other cell types



VSEL™
2 μm
heart
neuron
pancreas

VSEL™s potentially represent the most powerful regenerative cell as they are pluripotent, autologous, "natural", powerful "paracrine" cells.

Rodgerson DO, Harris AG, "A Comparison of Stem Cells for Therapeutic Use", Stem Cell Rev. 2011 Mar 2.

Patents & Patent Applications

- **NeoStem aggressively pursues domestic and international patent protection, building a dominant IP portfolio within the field of cell therapy to protect its cutting edge technologies**
- **Composition of Matter patents granted for Athelos (2023) & AMR-001 (2028)**
- **NeoStem's patent estate includes:**
  - 31 issues patents
  - Over 90 pending patent applications
  - Composition of matter and methods claims
  - Geographic breadth of filings including North America, Europe, Asia, Australia, Israel and South Africa
- **Cell therapy focus of NeoStem's IP include:**
  - Immunology
  - Cardiology
  - Orthopedic
  - Wound healing
  - Age related tissue restoration
  - Stem cell isolation, collection and Storage
  - VSEL pluripotent stem cell discovery and applications

NeoStem's Asia Entities

- **PCT-CMO Laboratory & Plant in Beijing**
  - Complements sister facilities in Mountain View California and Allendale, New Jersey
  - Laboratory Facility for processing, banking, and manufacturing comparable to U.S.
  - Built to same design and standards
- **Network of Hospitals delivering NeoStem's Asia-licensed Adult Stem Cell technology for Orthopedics using MSCs**
  - Wendeng Hospital – Launched June 2010
  - Shijiazhuang Third Hospital - Signed December 2010
  - Tianjin Nankai Hospital - Signed May 2011
- **Pursuing Divesture of Suzhou Erye**
  - Acquired 51% of Chinese generic therapeutics company, Suzhou Erye in October 2009 for approximately $32 million
  - Built and validated a new manufacturing facility, thereby doubling capacity
  - Sales have grown from $32M in 2007 to $69M in 2010

Key Financial Metrics (1) (2)

Historical Income Statement ($000s)

	Year Ended December 31, 2010		Quarter Ended March 31, 2011	
Revenue				
Pharmaceuticals*	$	69,584	$	18,142
Stem cell and others	$	237	$	1,499
Total Revenue	$	69,821	$	19,641
Gross Profit	$	20,153	$	5,346
R&D expenses	$	7,684	$	2,913
SG&A expenses	$	31,347	$	10,425
Operating loss	$	(18,878)	$	(7,992)
Net Loss	$	(23,544)	$	(10,360)

Balance Sheet ($000s)

	As of December 31, 2010		As of March 31, 2011	
Cash & equivalents	$	15,613	$	9,412
Current assets	$	46,883	$	50,438
Total assets	$	143,025	$	175,810
Current liabilities	$	32,845	$	40,949
Total liabilities	$	56,537	$	79,543
Total equity	$	86,488	$	96,267
Total liabilities & equity	$	143,025	$	175,810

* 51% Stake in Suzhou Erye with historic earning of $4-10 million annually

(1) These key Financial Metrics should be read in conjunction with the Company's full financial statements which are available at sec.gov.

(2) On July 22, 2011 the Company closed on $16,500,000 in gross proceeds from the sale of units consisting of common stock and warrants.

Capitalization Table

NeoStem Capitalization Table

Capitalization (Common Share Equivalent in 000s)	Shares Outstanding	% Outstanding
Common Stock	97,049*	61.9%
Total Preferred Shares (common share equivalents)	5,204[1]	3.3%
Total Warrants (average exercise price $2.44)	35,319*[2]	22.5%
Total Options (average exercise price $1.79)	19,111	12.2%
Fully-diluted Shares Outstanding	156,683	100.0%

Equity Data (as of 7/22/2011)

(1)Includes Series B and Series E convertible redeemable preferred stock

(2)If all warrants are exercised for cash, result could be as much as $86 million in proceeds to NeoStem

**Does not include 6,821,283 shares of common stock and 1,881,008 warrant shares to be issued upon Amorcyte closing*

Key Executives

NeoStem Management Team	
Robin Smith, MD MBA *CEO & Chairman of the Board*	• MD – Yale; MBA – Wharton • Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) • Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Jian Zhang *General Manager, Suzhou Erye Pharmaceuticals Co., Ltd*	• Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry • Degree in Finance and Accounting from Central Television University • Certified Public Accountant in China
Ian Zhang, PhD MBA *President and Managing Director NeoStem (China), Inc*	• PhD in Biotechnology –MBA – University of Chicago • Management and scientific positions in healthcare and biotech industries for past 20 years • Formerly with Life Technology Corporation; Dynal Biotech (Beijing) Ltd (subsidiary of Invitrogen)
Larry May *Chief Financial Officer*	• BS Business Administration – University of Missouri • Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl • Extensive experience building accounting, finance and IT operations
Catherine Vaczy, Esq *VP and General Counsel*	• BA – Boston College; JD – St. John's University • Formerly VP of Legal and Associate General Counsel for Imclone Systems Inc. • Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice • Member of the Board of Stem for Life Foundation
Alan Harris, *MD PhD FACP FRCP* VP, *Regenerative Medicine, Drug Development and Regulatory Affairs*	• MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands) • Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of Medicine, Dir of Clinical Pharmacology Cedars-Sinai Medical Center • Formerly with NPS Pharmaceuticals; Pfizer; Schering-Plough; Novartis
Andrew Pecora, MD, FACP CMO of PCT	• MD – University of Medicine and Dentistry of New Jersey • Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center
Robert Preti, PhD President of PCT	• PhD and MS in Cellular Biology / Hematology - New York University • One of the country's leading authorities on cell engineering and the principle investigator for a number of clinical trials relating to stem cell transplantation • 10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory
George S. Goldberger, MBA VP of Business Development of PCT	• BS Systems Engineering – Polytechnic Institute of NYU; MBA – Wharton • Formerly CEO of Goldberger & Associates Inc.
Jason Kolbert, MBA VP of Strategic Business Development	• BS Chemistry – SUNY New Paltz, MBA University of New Haven • 17 years experience on Wall Street as Research Analyst in biotechnology in US and Asia • 6 years in the pharmaceutical industry with Schering-Plough in Japan

NeoStem
WWW.NEOSTEM.COM

Board of Directors

NeoStem Board Members	
Robin Smith, MD, MBA *CEO & Chairman of the Board*	• MD – Yale; MBA – Wharton • Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) • Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Eric Wei *Managing Partner, RimAsia Capital Partners*	• BS Mathematics & Economics – Amherst College; MBA – Wharton • Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners
Mingsheng Shi *Chairman of the Board of Suzhou Erye Pharmaceutical*	• BSc Economics & Management – Party School of the Communist Party of China • Professional title of Senior Economist • Extensive experience in pharmaceutical industry in China
Steven Myers *(Independent)*	• BS Mathematics – Stanford University • Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs
Drew Bernstein, CPA *(Independent)*	• BS – University of Maryland Business School • Licensed in State of New York; member AICPA, NYSSCPA and NSA • Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor
Richard Berman *(Independent)*	• Over 35 years of venture capital, management, M&A experience • Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers
Edward Geehr, MD *(Independent)*	• BS – Yale University; MD – Duke University • Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company
Andrew Pecora[(1)], MD, FACP	• MD — University of Medicine and Dentistry of New Jersey • Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center

(1) *Expected 2011*

Near Term Catalysts

- AMR-001
  - Start of Phase 2 trial in AMI in 1Q12
  - Start of P1 trial in CHF in 1Q12
- Partnerships, licensing agreements and or acquisitions of Phase 2/3 ready cell therapy assets in oncology, regenerative medicine and immunology are in active discussions now
- Monetization of 51% ownership in Suzhou Erye
- Growth in CMO revenues as existing clients products move to the next phase of clinical development and as China comes on-line
- Acquisition and organic growth opportunities in cell collection and storage
- Early stage internally developed clinical candidates to enter clinic in 2012
- Athelos 001 & 002: Start of P1 trials with Athelos 001 in GvHD and 002 in Asthma in 2012

Investment Highlights

- PCT - a leading cell therapy developer and contract manufacturer
- Robust proprietary product pipeline
  - AMR-001 for AMI entering Phase 2 & CHF entering Phase 1
  - Athelos 001 entering Phase 1 in GvHD
  - Athelos 002 entering Phase 1 in Asthma and Diabetes
- Adult stem cell technology platform, VSEL™, with multiple regenerative product opportunities
- Commercializing MSCs in China through a growing network of hospital partnerships
- Pursuing divestiture of 51% ownership interest of Suzhou Erye
- Experienced management team

Appendix

AMR-001 Advantages in the Landscape

	AMORCYTE	Athersys/Angiotech	Mesoblast / Cephalon	Cytori	Osiris	Aastrom	Aldagen	Baxter
Clinical Development Stage	PII	PI	PI	PII	PII	PII	PI	PII
Field of Use	AMI	AMI	AMI	AMI	AMI	HF	HF	CMI
Defined Mechanism of Action	✓			✓			✓	✓
Autologous	✓			✓		✓	✓	✓
Potential Toxicities /Safety Signals			✓		✓	✓		
Centralized Manufacturing	✓	✓	✓		✓	✓	✓	✓
cGMP Defined Product	✓	✓	✓		✓	✓	✓	✓
Threshold Dose	✓	✓	✓					✓
Cells Expanded		✓	✓		✓	✓		
Strong IP	✓							

AMI = Acute Myocardial Infarction
HF = Heart Failure
CMI = Chronic Myocardial Ischemia

AMR-001 Advantages

- Functionality of CD34+CXCR4 cells
- Confirmed mechanism of action
- cGMP processing and manufacturing that stabilizes the CD34+CXCR4+ cells
- Potency, viability, stability, sterility, and variability assays
- Threshold dose is established at 10 million cells
- Dominant IP
    - composition of matter
    - methods and processes
    - catheter delivery

Phase 2 Clinical Trial Process

1. Patient presents with chest pain + STEMI, and is assessed via Ventriculography (EF <45%)

Ventriculography





Day 1

2. Patient receives stenting and usual medical Rx



Day 1 - 3

3. Patient screened, and enrolled in trial if Ejection Fraction (EF) $\leq$ 48%

CMR



Day 4

4. Patient randomized into Treatment or Control



Day 4

5. Patient Bone Marrow Harvested



Day 5-8

6. $CD34^{+CXCR4+}$ isolated using patented technology



Day 6-8

7. Intracoronary $CD34^{+CXCR4+}$ cell product infusion or media



Day 6-10

8. Cardiac function measures by SPECT MPI and MRI

- RTSS
- EF
- ESV
- EDV

6 Months

9. Major Adverse Cardiac Events

- Mortality
- AMI
- Admission for CHF

12,18 Months

Once Lost, Cardiomyocytes are Unable to Significantly Regenerate to Restore Cardiac Function



Arteries to head and arms
Superior vena cava
Aortic arch
Pulmonary artery
Left atrium
Coronary artery
Left ventricle
Right ventricle
Right atrium

- $10^8 - 10^9$ cardiomyocytes may be lost after sub-lethal AMI in humans (1)
- Bermann, et al (2), measured the integration of carbon-14, into DNA of cardiomyocytes in humans
- They report that cardiomyocytes regenerate at 1% each year up to the age of 25 and then annual regeneration rates gradually fall to 0.45% at the age of 75.

Cardiomyocyte Renewal is Very Limited Over the Course of a Normal Life Span, and Decreases with Age

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

Post STEMI Complications Are a Function of Left Ventricular Ejection Fraction



% ONE-YEAR CARDIAC MORTALITY
50
40
30
20
10
0
N=799
MEAN EF=46%
0
15
30
45
60
75
RADIONUCLIDE EJECTION FRACTION (%)
N
21
244
382
152

Figure 1. Cardiac Mortality Rate in Four Categories of Radionuclide Ejection Fraction Determined before Discharge.
N denotes the number of patients in the total population and in each category. Of 811 patients in whom the ejection fraction was recorded, 12 were lost to follow-up during the first year after hospitalization.



Non CV death
Sudden Death
HF Death
Fatal MI
Stroke
Other CV Death
Annualized Incidence (%)
20
15
10
5
0
n = 1560
n = 1530
n = 1489
n = 1520
n = 1500
EF <22%
EF 23-32%
EF 33-42%
EF 43-52%
EF >52%
Ejection Fraction

1-year survival declines <u>dramatically</u> when left ventricular ejection fraction is <45%

The increase in mortality is driven by sudden cardiac death and progressive pump failure

Solomon, 2006
NEJM, 2003

Cell Type: Circulating CD34$^+$Cell Levels and Migratory Capacity Correlate with Cardiac Function

- Circulating CD34$^+$ cell quantity 1 year post MI significantly correlates (positive) to left ventricular ejection fraction (LVEF), wall motion score index, end diastolic volume and end systolic volume
- The number of circulating stem cells mobilized early (<12 hours) in AMI was significantly correlated with LVEF for CD34$^+$ cells, for CXCR4$^+$ cells, for CD117$^+$ cells and c-met+ cells (P value < 0.004) (1)
- In patients with LVEF less than or equal to 40%, the peak circulating number of CD34$^+$, CXCR4$^+$ CD117$^+$ and c-met+ cells was significantly lower when compared to patients with LVEF greater than 40% (p=0.02) (2,3)
- The only cytokine independently associated with significant increases in circulating CD34$^+$ cells is SDF (not VEGF. (4)
- In the TOPCARE-AMI study, the migratory capacity of infused CXCR4$^+$ progenitors induced by SDF-1 was the strongest independent predictor of the reduction of the infarct size assessed by contrast MRI(5)

1. Ceradini et al. Nature Medicine 2004: 10: 858-863 *Progenitor Cell Trafficking is regulated by hypoxic gradients through HIF induction of SDF-1*
2. Wojciech Wojakowski et al. European Heart Journal 2006; 27: 283-289. *Mobilization of CD34+, CD117+, c-met+ stem cells is correlated with left ventricular ejection fraction and plasma NT-proBNP levels in patients with acute myocardial infarction*
3. Leone Am, et al. Eur Heart J 2005; 26: 1196-1204 *Mobilization of bone marrow derived stem cells after myocardial infarction and left ventricular function*
4. Tomoda et al Clin Cardiol 2003: 26: 455-457 *Bone Marrow stimulation and left ventricular function in acute myocardial infarction*
5. Britten Mb, et al. Circulation 2003: 108; 2122-2218 *Remodeling after intracoronary progenitor cell treatment in patients with acute myocardial infarction*

IRA Infusion of Bone Marrow-MNCs Preserve Cardiac Function Reduce MACE in a Dose-Dependent Fashion in Patients Early and Late Post AMI The Benefits Persist Out to Five Years

- **Over 1000 AMI patients have received IRA Infusion of Bone Marrow MNC (BMNC) Post AMI and have had significant improvements in:[1]**
    - LVEF (absolute increase by 3-7%)
    - LVESV (decrease by 5-8 ml)
    - Infarct size (absolute decrease by 4-6%)
    - MACE (decreased incidence of recurrent AMI, new onset CHF and death)
- **Significant Improvement in cardiac function and reduction in MACE dependant on:[2,3]**
    - IRA infusion of B-MNC 5 or more days post STEMI (avoid hot phase)
    - IRA infusion of more than 10^8 and ideally more than 10^9 BMNC
    - IRA infusion of BMNC with migratory potential in an SDF-1 gradient
- **Durability of significant effect is long term (4-5 years) whether BMNC are administered acutely (4-21) or late (median 8 years) after a STEMI:[4,5]**
    - Acute BMNC administration preserves cardiac function for up to 4 years and reduces MACE at two years
    - Late BMNC administration restores cardiac function and reduces mortality four fold at 5 years (15.6% versus 3.7% $p<0.001$)

1. Rendon E.M. et al Eur Heart J. 2008; 29: 1807-1818:
2. Huikuri H.V. et al Eur Heart J. 2008 29: 2723-2732:
3. Schachinger V. N Eng J Med 2006; 355: 1210-1221:
4. Cao F. et al Eur Heart J 2009: 30: 1986-1994:
5. Strauer B.E. Eur J of Heart Failure 2010: 12

Cell Type: Isolated CD34⁺Cells Most Able to Improve Perfusion, Prevent Apoptosis and Rescue Hibernating Cardiomyocytes

CD34⁺ Cells Exhibit Increased Potency and Safety for Therapeutic Neovascularization after AMI Compared with Total Mononuclear Cells in Nude Rats:



Capillary density
1200
800
400
(/ mm²)
***
***
**
***
**
PBS (n=8)
loMNC (n=8)
hiMNC (n=11)
CD34+ (n=10)

PBS = Phosphate-buffered saline
loMNCs = 5x10^5 MNC
hiMNCs = contains 5x10^5 CD34⁺ cells within MNCs
CD34+ = 5x10^5 CD34+ cells



f
PBS
g
loMNC
h
hiMNC
i
CD34+
j
(%) Percent fibrosis area
40
20
0
***
***
*
PBS (n=8)
loMNC (n=8)
hiMNC (n=11)
CD34+ (n=10)

Fig. 3

Capillary Density (perfusion) is greatest in CD34⁺ cell cohort, and this correlates with decreased incidence of fibrosis
Effect increases with dose

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

Cell Type: Isolated CD34$^+$ Cells Best Able to Maintain Cardiac Function

The Superior Improvement in Capillary Density and Decrease in Fibrosis seen with purified CD34$^+$ Cells Infusion Correlates with Superior Improvement in Cardiac Muscle Function:


(%)
Fractional Shortening
40
20
0
P<0.01
P<0.05
P<0.05


Regional Wall Motion Score
(%)
30
20
10
0
P<0.001
P<0.01
P<0.05

PBS = Phosphate-buffered saline
loMNCs = 5x10^5 MNC
hiMNCs = contains 5x10^5 CD34$^+$ cells within MNCs
CD34+ = 5x10^5 CD34$^+$ cells

Kawamoto et al., *Circulation 2006;114;2163-2169*

CD34+ Cells Localize in the Peri-infarct Zone

Localization of transplanted CD34 cells in the peri-infarct area of the heart is revealed by coregistration of MRI, micro-CT and micro-PET


A1
A2
A3
graft
gallbladder
right kidney
liver
slice
localizer
B1
B2
B3
B4
B5
CT
MR
PET

A1. Three-dimension rendering of micro-CT to show anatomy and viewing angle for (A2 and A3) micro-PET maximum intensity projections after registration. PET maximum intensity projections demonstrate graft-related uptake and other nonspecific (ie, normal) uptake in various organs. A3. Localizer for the slice shown in B.

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

CD34⁺ cells survive in the heart for over 12 months



A
day 0
day 1
day 3
week 1
week 2
week 3
week 4
week 6
week 8
week 12
week 25
week 34
week 43
week 52
3.0
2.5
2.0
1.5
1.0
0.5
x10^5
p/s/cm²/sr
B
Control
CD34⁺ cell injected
BLI intensity (p/s/cm²x4π)
3.3×10⁵
2.8×10⁵
2.2×10⁵
1.7×10⁵
1.1×10⁵
5.5×10⁴
0
0 0.5 1 2 4 6 8 10 20 30 40 50
Weeks post-cell injection

Wang et al., *Circ. Res. 2010: 106:1904-1911*

Long-term BLI of TGL-CD34 in SCID mice:

A. The bioluminescent signal in the heart was superimposed on a photograph of a SCID mouse for the indicated time points after CD34 cell injection (representative mouse)

B. BLI intensity in SCID mice injected with CD34 cells is significantly higher than the mice received PBS injection over a 52-week time period. BLI intensity was assessed by measuring the photon flux from region of interest drawn over the precordium. Data are expressed in mean ±SE (n7/group). ***P0.01; *P0.05.*

LVEF significantly improved in treated mice compared to control mice for up to 52 weeks



A
Control
CD34+ cells
ES
ED
Baseline
Week 26
Baseline
Week 26
B
Ejection Fraction (%)
Control
CD34+ cell-injected
NS
NS
NS
**
**
**
**
**
**
*
0
10
20
30
40
50
60
70
Baseline
Day 1
Day 3
Week 1
Week 2
Week 4
Week 8
Week 16
Week 26
Week 52
Post-injection of CD34+ Cells

Evaluation of cardiac function using MRI:

A. Representative sequential images of the ES and ED volumes from a $CD34^+$ cell–transplanted mouse and a control mouse over 25 weeks.

B. Dot graph of the LVEF in control mice vs $CD34^+$ cell-transplanted mice over a 52-week time period. There is a significant difference between groups for LVEF at each time point. Data are expressed in mean ± SE (n7/group, except for week 52). NS: *PNS; **P0.01; *P0.05.*

Wang et al., *Circ. Res. 2010: 1904-1911*

NeoStem

In vivo antibody treatments inhibit myogenesis/angiogenesis and affect cardiac function induced by injection of CD34+ cells into mice after MI.



B
% HLA+/Cardiac Troponin T+ Cells
CD34+ Cells
Antibodies
Control Anti-α4β1
Control Anti-VEGF
Anti-α4β1
Anti-VEGF
C
% HLA+/VE-Cadherin+ Cells
CD34+ Cells
Antibodies
Control Anti-α4β1
Control Anti-VEGF
Anti-α4β1
Anti-VEGF
D
Baseline
8 week after MI
LVEF (%)
CD34+ Cells
Antibodies
Control Anti-α4β1
Control Anti-VEGF
Anti-α4β1
Anti-VEGF
E
Baseline
8 week after MI
LVEF (%)
Normal Uninjured
MI Only
MI+Anti-α4β1
MI+Anti-VEGF

B. Anti- *$\alpha 4B1$*, but not anti-VEGF, antibodies inhibited the formation of human-derived cardiomyocytes (HLA /troponin T), as determined by FACS analysis.

C. Only anti-VEGF inhibited the formation of human-derived endothelial cells (HLA/VE-cadherin).

D. Anti-VEGF, but not anti- *$\alpha 4B1$*, antibodies diminished the effect on the improvement in the LVEF caused by the injection of human CD34+ cells.

E. Treatment with anti- *$\alpha 4B1$* or anti-VEGF antibodies did not affect LVEF following MI without cell therapy (Data are expressed in mean ± SE (n4/group). ***P0.01; *P0.05.*

Wang et al., *Circ. Res. 2010: 1904-1911*